EXHIBIT 99.1

Kite Realty Group Trust
Investor Presentation
Information as of September 30, 2009

▪ Stable Operating Portfolio	▪ 55 Operating Properties in 9 states ▪ 91.2% leased ▪ Diverse tenant base ▪ Strong demographics
▪ Increased Leasing Productivity	▪ 400,000 square feet of productivity in Q2 and Q3 ▪ Targeting another 200,000 square feet for Q4 ▪ Strengthened leasing team and revised compensation structure ▪ Bud Moll as new EVP of Leasing
▪ Proven Access to Capital	▪ Equity Offerings in October 2008 and May 2009 ▪ Over $200 million of property refinancings and extensions since 3Q 2008 ▪ Property sales
▪ Mitigating Development Exposure	▪ Only two developments under construction ▪ Significant pre-leasing ▪ Rent commencements throughout 2010 ▪ Anticipated shadow pipeline costs reduced by over $100 million
Information as of September 30, 2009
COMPANY OVERVIEW

KITE REALTY GROUP

Top 10 Retail Tenants

	Tenant	Number Of Locations	% of Owned GLA	% of Portfolio Annualized Base Rent [(1)]	S&P Credit Rating [(2)]
1	Publix	6	5.2%	3.3%	n/a
2	PetSmart	6	2.6%	2.8%	BB
3	Lowe's Home Improvement	2	2.3%	2.5%	A+
4	Dick's Sporting Goods	3	3.1%	2.3%	n/a
5	Marsh Supermarkets	2	2.2%	2.3%	n/a
6	Bed Bath & Beyond	5	2.4%	2.2%	BBB
7	Office Depot	5	2.3%	1.9%	B
8	Staples	4	1.6%	1.7%	BBB
9	Ross Stores	4	2.1%	1.7%	BBB
10	HEB Grocery	1	1.9%	1.6%	n/a
	Total		**25.7%**	**22.3%**	

KRG LISTED NYSE

(1) Annualized base rent represents the monthly contractual rent for September 2009 for each applicable tenant multiplied by 12.
(2) S&P credit ratings for parent company as of 11/5/2009.
▪ Largest single retail tenant comprises only 3.3% of total annualized base rent
▪ Top 10 retail tenants account for only 22.3% of total annualized base rent
Information as of September 30, 2009
DIVERSE TENANT BASE

KITE REALTY GROUP

16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
1.9%
2.6%
3.3%
3.3%
3.9%
4.6%
5.4%
6.5%
7.8%
10.8%
15.1%
WRI
FRT
KIM
KRG
RPT
DDR
REG
IRC
AKR
EQY
CDR

KRG LISTED NYSE

Peer Group Assessment:

Top Tenant as a Percent of Annualized Base Rent
Kroger	Bed Bath Beyond	Home Depot	Publix	TJ Maxx	Wal-Mart/ Sam’s	Kroger	Supervalu	A&P	Publix	Giant Foods
Source: Company filings.
Information as of September 30, 2009
DIVERSE TENANT BASE

Operating Portfolio	Radius 3 Mile	Radius 5 Mile
2009 Est. Population	49,501	121,571
2014 Est. Population	55,139	134,542
Projected Annual Growth	2.3%	2.1%
Average HH Income	$84,402	$83,469

Development Pipeline	Radius 3 Mile	Radius 5 Mile
2009 Est. Population	60,042	155,798
2014 Est. Population	64,828	168,552
Projected Annual Growth	1.6%	1.6%
Average HH Income	$87,331	$87,676

KRG LISTED NYSE

Source: Applied Geographic Solutions.
▪ High quality assets with an average age of only eight years
 ▪ Approximately half of the current portfolio was developed by KRG
▪ Portfolio benefits from 100% non-owned anchor occupancy
▪ Strong household incomes surrounding operating portfolio and development pipelines
Portfolio Demographics Comparison
Operating Portfolio vs. Development Pipelines
STRONG DEMOGRAPHICS

22.0%
20.0%
18.0%
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
1.9%
6.8%
10.2%
10.7%
8.9%
11.0%
10.9%
4.3%
8.3%
6.6%
20.4%
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
Thereafter

KRG
LISTED
NYSE

(1) Lease expirations of operating portfolio and excludes option periods and ground leases. Annualized base rent represents the monthly contractual rent for September 2009 for each applicable property multiplied by 12.
▪ No more than 11.0% of total annualized rent is expected to rollover in any one year
▪ Higher 2011-2015 rollover defers renewal negotiations to a potentially stronger leasing environment

Percentage of Lease Expiration by Total Annualized Base Rent (1)
Information as of September 30, 2009
WELL-STAGGERED LEASE EXPIRATIONS

▪ Equity Capital Markets	▪ $88 million - May 2009 offering net proceeds ▪ $48 million - October 2008 offering net proceeds
▪ Unsecured Term Loan	▪ $55 million - August 2008 unsecured 3 year term loan
▪ Line of Credit	▪ Only $78 million outstanding as of September 30, 2009 ▪ 2012 maturity date including extension option
▪ Non-Core Asset Sales	▪ $11 million - June 2009 ground leased land sales ▪ $24 million - December 2008 medical office and non-core shopping center sale ▪ Targeting $50 million in land sales to end users through 2012
▪ Property Level Financing	▪ $200 million in financings/extensions executed from Oct. 2008 through Sept. 2009 ▪ $29 million construction loan on Eddy Street Commons at Notre Dame in Dec. 2008
▪ The Result…
▪ $102 million of cash and availability as of September 30, 2009
▪ No remaining 2009 debt maturities
▪ Manageable $90 million of debt (no CMBS) maturing in 2010
▪ 53% debt to gross assets at 9/30/09 - 900 basis point reduction from 9/30/08
▪ 77% of total debt is fixed rate
▪ Only 2 CMBS loans totaling $20 million maturing through 2011

PROVEN ACCESS TO CAPITAL

KITE REALTY GROUP

80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
44.1%
48.0%
57.4%
60.9%
62.0%
63.4%
64.5%
65.0%
69.4%
70.6%
73.6%
EQY
FRT
KRG
WRI
RPT
REG
CDR
IRC
AKR
DDR
KIM

Peer Group Assessment:

Debt Plus Preferred as a Percent of Gross Assets
 (1) Source: KeyBanc Capital Markets Leaderboard, 11/9/09.
MANAGING LEVERAGE

$200,000
$175,000
$150,000
$125,000
$100,000
$75,000
$50,000
$25,000
$0
$0
$46,698
$40,374
$89,935
$13,549
$25,435
$55,000
$50,647
$77,800
$4,027
$7,000
$31,579
$38,302
$155,374
2009
2010
2011
2012
2013
2014
2015
Thereafter
Mortgage Debt
KRG Share of Unconsol. Mortgage Debt
Construction Loans
Revolving Credit Facility
Term Loan

Scheduled Debt Maturities
(1) Maturities exclude annual principal amortization.
(2) Includes effects of loan closings, payoffs, and commitments that occurred subsequent to September 30, 2009.
(3) Amount due in 2012 includes the outstanding balance on our unsecured revolving credit facility, and assumes exercise of available extension option.
▪ Extended or refinanced over $200 million in maturing debt since Q3 2008
▪ Only $20 million of CMBS debt maturing through 2011
▪ $17 million average loan balance maturing in 2010
▪ Approximately 86% of debt maturities through 2012 are held on balance sheet by relationship banks including unsecured term loan
MANAGING LEVERAGE

▪ Only 2 projects in the Current Development Pipeline
▪ Eddy Street Commons at Notre Dame
 ▪ 72% pre-leased or committed
 ▪ 67% of projected costs incurred
 ▪ Tenant openings commenced September 2009
▪ Cobblestone Plaza
 ▪ 41% pre-leased with late-stage anchor negotiations
 ▪ 92% of projected costs incurred
 ▪ Initial tenant rent commencement occurred 2Q 2009
▪ Capital Summary (Dollars in thousands)
 ▪ Eddy Street Estimated Project Costs:        $35,000
 ▪ Cobblestone Plaza Estimated Project Costs:                $47,000
 ▪ Total Cost Incurred as of 9/30/09:     ($68,420)
 ▪ Remaining Cost to be Spent:                                                                              $13,580 - Majority to be funded by existing construction
 loans

Current Development Pipeline
Information as of September 30, 2009
REDUCING DEVELOPMENT

▪ Reduced the estimated costs of the Shadow Pipeline by over $100 million
▪ Capital Summary (Dollars in thousands)
 KRG Share of Projected Total Costs as of 12/31/08:       $293,800
 KRG Share of Projected Total Costs as of 9/30/09:       $186,500
 Estimated Cost Reduction:             $107,300
▪ Focus on ground leases or land sales to transfer vertical construction costs to end users
▪ Phased development aligns project scope with market conditions
▪ Negotiated removal of residential and parking garage components of Delray Marketplace
▪ Reflects the Company’s share of Parkside Town Commons at 20% upon commencement of construction

Shadow Pipeline
Information as of September 30, 2009
REDUCING DEVELOPMENT

50%
45%
40%
35%
30%
25%
20%
15%
42%
38%
35%
33%
32%
25%
24%
24%
4Q 07
1Q 08
2Q 08
3Q 08
4Q 08
1Q 09
2Q 09
3Q 09

KRG
LISTED
NYSE

▪ Ongoing effort to reduce the size of our development pipeline.
Total Development Pipeline as a Percent of Gross Real Estate Assets (1,2)
(1) Development Pipeline includes Current Developments, Redevelopments and Shadow Pipeline with the Company’s share of Parkside Town Commons reflected at 20%.
(2) Also includes unconsolidated Gross Real Estate Assets with the Company’s share of Parkside Town Commons reflected at 20%.
REDUCING DEVELOPMENT

Company	Price 11/6/2009	Consensus Estimate [1]	Multiple
Federal Realty	$63.42	$3.84	16.5x
Acadia Realty Trust	$15.96	$1.04	15.3x
Equity One, Inc	$15.10	$1.08	14.0x
Regency Centers Corp	$32.63	$2.40	13.6x
Weingarten Realty	$18.19	$1.67	10.9x
Kimco Realty Corporation	$11.95	$1.18	10.1x
Inland Real Estate Corp	$8.01	$0.91	8.8x
Cedar Shopping Centers	$5.76	$0.84	6.9x
Ramco Gershenson	$8.82	$1.33	6.6x
Developers Diversified	$7.91	$1.24	6.4x
Average			**10.9x**
Kite Realty Group	**$3.45**	**$0.48**	**7.2x**
Priced with Average Multiple	**$5.24**		**10.9x**
Current Discount	**-34.2%**		

KRG LISTED NYSE

▪ Assuming a peer group average
 multiple of 10.9x, our stock is
 trading at a 34% discount
 (1) Source: Thomson mean 2010 estimate as of November 6, 2009.

Peer Group Assessment:

FFO Multiple
PEER GROUP ANALYSIS

110.0%
100.0%
90.0%
80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
38.5%
51.1%
62.6%
63.7%
64.0%
66.3%
74.6%
82.8%
86.9%
RPT
KRG
AKR
WRI
KIM
IRC
EQY
FRT
REG

KRG LISTED NYSE

Peer Group Assessment:

2009 AFFO PAYOUT RATIO
 (1) Source: Company filings and KeyBanc Capital Markets Leaderboard, 11/9/09.
PEER GROUP ANALYSIS

KITE REALTY GROUP

Company	Price 11/6/2009	Current Annual Dividend [1]	Yield	AFFO Payout Ratio [2]
Ramco Gershenson	$8.82	$0.65	7.4%	38.5%
Inland Real Estate Corp	$8.01	$0.57	7.1%	66.3%
Equity One, Inc	$15.10	$0.88	5.8%	74.6%
Regency Centers Corp	$32.63	$1.85	5.7%	86.9%
Weingarten Realty	$18.19	$1.00	5.5%	63.7%
Kimco Realty Corporation	$11.95	$0.64	5.4%	64.0%
Acadia Realty Trust	$15.96	$0.72	4.5%	62.6%
Federal Realty	$63.42	$2.64	4.2%	82.8%
Developers Diversified	$7.91	$0.08	1.0%	n/a
Cedar Shopping Centers	$5.76	n/a	n/a	n/a
Peer Group Average			**5.2%**	
Kite Realty Group	**$3.45**	**$0.24**	**7.0%**	**51.1%**

KRG LISTED NYSE

▪ KRG’s current dividend is fully
 funded by free cash flow
▪ KRG’s 7.0% yield is 180 basis points
 higher than the peer group average
 (1) Source: Company filings.
 (2) Source: KeyBanc Capital Markets Leaderboard, 11/9/09.

Peer Group Assessment:

Current Dividend Yield
PEER GROUP ANALYSIS

12.0%
10.0%
8.0%
6.0%
4.0%
7.4%
8.0%
8.0%
7.9%
8.0%
8.3%
8.6%
10.4%
AKR
WRI
EQY
REG
Peer Average
DDR
KIM
KRG

KRG LISTED NYSE

Peer Group Analysis:

Implied Cap Rate
 (1) Source: Citigroup Investment Research, November 5, 2009.
▪ Using the peer group average implied cap rate of 8.0%, KRG is trading at a 52% discount
▪ KRG Share Price 11/6/09: $3.45
▪ KRG Share Price using 8.0% implied cap rate: $7.25
PEER GROUP ANALYSIS

▪ Secure Off Balance Sheet JV Capital
▪ Redeploy Land Sale Proceeds
▪ Lease-Up of Vacant Junior Boxes
▪ Complete Current Development and Redevelopment Pipelines
▪ Utilize Lender Relationships for First Look at Distressed
 Opportunities
GROWTH STRATEGY

DISCLAIMER
 This presentation may include certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, our plans, objectives, expectations and intentions and other statements contained in this document that are not historical facts and statements identified by words such as “expects, “anticipates,” “intends,” “plans,”
 “believes,” “seeks,” “estimates” or words of similar meaning. These statements are based on our current beliefs or expectations and are inherently subject to significant uncertainties and changes in circumstances, many of which are beyond our control.
 Actual results may differ materially from these expectations due to changes in global political, economic, business, competitive, market and regulatory risk factors.
 Information concerning risk factors that could affect Kite Realty Group Trust’s actual results is contained in the Company’s reports filed from time to time with the Securities and Exchange Commission, including its 2008 Annual Report on Form 10-K and its quarterly reports on Form 10-Q. Kite Realty Group Trust does not undertake any obligation to update any forward-looking statements contained in this document, as a result of new information, future events or otherwise.